SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                        the Securities Exchange Act 1934

                          Date of Report: July 13, 2004

                                 Techedge, Inc.
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               (Exact name of registrant as specified in charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

       000-50005                                                04-3703334
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(Commission File Number)                                      (IRS Employer
                                                            Identification No.)

33 Wood Avenue South, 7F, Iselin, New Jersey                       08830
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  (Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code: 732-632-9896


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

      On June 9, 2004, Techedge, Inc. (the "Company") determined to dismiss its independent auditors, Sherb & Co.,LLP ("Sherb"), and to engage Rosenberg Rich Baker Berman & Company ("Rosenberg") as its new independent auditors. The change in auditors became effective immediately. This determination followed the Company's decision to acquire all of the issued and outstanding shares of China Quantum Communications, Ltd. ("CQ") on June 9, 2004, and to engage Rosenberg, which had acted as the independent accountants to audit the financial statements of CQ for the two most recent years of CQ ended December 31, 2003 and 2002. The decision to engage Rosenberg was approved by the Company's Board of Directors.

      During the two most recent years of the Company ended December 31, 2003 and 2002, and through the date of Sherb's dismissal on June 9, 2004, there were no disagreements between the Company and Sherb on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Sherb's satisfaction, would have caused Sherb to make reference to the subject matter of the disagreement in connection with its reports.

      None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within the two most recent years of the Company ended December 31, 2003 and 2002.

      The audit reports of Sherb on the financial statements of the Company as of and for the year ended December 31, 2003 and the period from July 17, 2002 (inception) to December 31, 2002 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. A letter from Sherb is attached hereto as
Exhibit 16.1.

      During the two most recent years of the Company ended December 31, 2003 and 2002, and through the date of the engagement of Rosenberg on June 9, 2004, the Company did not consult with Rosenberg regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K of the Commission.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits

The following exhibits are filed herewith:

Exhibit No.   Description
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16.1          Letter of Sherb & Co., LLP


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        TECHEDGE, INC.


                                        By: /s/ Peter Wang
                                           -------------------------------------
                                            Name:  Peter Wang
                                            Title:  Chief Executive Officer

Dated: July 13, 2004


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